UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

DIGITAL POWER CORPORATION
(Exact name of registrant as specified in its charter)

California	1-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

41324 Christy Street, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Digital Power Corporation announced its results for the first quarter ended March 31, 2009, on the press release attached as Exhibit 99.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended,  except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit Description
99	Press release dated May 13, 2009, titled "Digital Power Reports Financial Results for the First Quarter Ended March 31, 2009."

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION, a California Corporation

Dated: May 15, 2009	/s/ Uri Friedlander
Uri Friedlander,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99	Press release dated May 13, 2009, titled "Digital Power Reports Financial Results for the First Quarter Ended March 31, 2009."